                                                                    EXHIBIT 23.3

               [NETHERLAND, SEWELL & ASSOCIATES, INC. LETTERHEAD]



                CONSENT OF NETHERLAND, SEWELL & ASSOCIATES, INC.



         We hereby consent to the incorporation by reference of our Firm's name in the Annual Report on Form 10-K of Seagull Energy Corporation and subsidiaries for the year ended December 31, 1998, into the Registration Statement on Form S-8 of Ocean Energy, Inc. (formerly known as Seagull Energy Corporation) to which this consent is an exhibit.

                                       NETHERLAND, SEWELL & ASSOCIATES, INC.



                                       By: /s/ DANNY D. SIMMONS
                                           -------------------------------------
                                           Danny D. Simmons
                                           Senior Vice President

Houston, Texas
May 10, 1999